UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 31, 2006 (August 31, 2006)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                   1-11151                76-0364866
 -------------------------------      -------      -----------------------------
 (State or other jurisdiction of    (Commission           (I.R.S. Employer
  incorporation or organization)    File Number)         Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas           77042
---------------------------------------------------------------       ----------
        (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On August 31, 2006, the Company announced that Albert L. Rosen had rejoined the Company's Board of Directors expanding the number of Board members from ten to eleven. Mr. Rosen had briefly stepped off the board in May, 2006. He has served on the Company's Board of Directors since 1992. Prior to May, 2006, Mr. Rosen served on the Compensation Committee of the Board of Directors and will serve on such committee upon his return.

Mr. Rosen manages his personal investments and retired as President and General Manager of the San Francisco Giants, a major league baseball team, in December 1992.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             U.S. PHYSICAL THERAPY, INC.


Dated: September 1, 2006                   By: /s/ LAWRANCE W. MCAFEE
                                               ----------------------
                                                 Lawrance W. McAfee
                                               Chief Financial Officer
                                        (duly authorized officer and principal
                                          financial and accounting officer)